                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 2005

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                         URSTADT BIDDLE PROPERTIES INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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      STATE OF MARYLAND                  1-12803                 04-2458042
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

   321 RAILROAD AVENUE, GREENWICH, CT                              06830
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                                 (203) 863-8200
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

                                       N/A
                                       ---
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Urstadt Biddle Properties Inc. (the "Company") entered into an Underwriting
Agreement, dated as of June 2, 2005 (the "Underwriting Agreement"), between the
Company and Deutsche Bank Securities Inc. (the "Underwriter"). Pursuant to the
Underwriting Agreement, the Company agreed to sell to the Underwriter 800,000 shares of its 7.5% Series D Senior Cumulative Preferred Stock, $0.01 par value per share (the "Series D Preferred Stock"), at a price of $24.75 per share. The closing of the sale of the 800,000 shares of Series D Preferred Stock contemplated by the Underwriting Agreement is expected to occur on June 10,
2005. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report.

ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS.

On June 7, 2005, the Company filed with the State of Maryland Articles
Supplementary relating to the classification of additional shares of Series D
Preferred Stock (the "Articles Supplementary"), which Articles Supplementary were effective on filing. The Articles Supplementary classify 450,000 additional authorized but unissued shares of the Company's preferred stock into 450,000 shares of Series D Preferred Stock, creating an aggregate amount of 2,450,000 shares of Series D Preferred Stock. The Series D Preferred Stock offered by this offering is a further issuance of, will form a single series with, and will have the same terms as the Company's outstanding 7.5% Series D Senior Cumulative
Preferred Stock, issued on April 12, 2005 and May 3, 2005 as such terms are described in the Company's Forms 8-K filed on April 11, 2005 and May 3, 2005. A copy of the Articles Supplementary is filed as Exhibit 4.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

                    EXHIBIT NO.                   DESCRIPTION

                        1.1           Underwriting Agreement between Urstadt
                                      Biddle Properties Inc. and Deutsche Bank
                                      Securities Inc., dated June 2, 2005

                        4.1           Articles Supplementary relating
                                      to the 7.5% Series D Senior
                                      Cumulative Preferred Stock
                                      relating to the classification of
                                      additional shares filed with the
                                      State of Maryland on June 7, 2005

                        5.1           Opinion of Miles & Stockbridge P.C.

                        8.1           Opinion of Coudert Brothers LLP as to tax
                                      matters

                       23.1           Consent of Miles & Stockbridge P.C.
                                      (included in Exhibit 5.1)

                       23.2           Consent of Coudert Brothers LLP (included
                                      in Exhibit 8.1)

                                       -2-

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2005                          URSTADT BIDDLE PROPERTIES INC.
                                            (Registrant)

                                            By:      /s/ James R. Moore
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                                            Name:  James R. Moore
                                            Title: Executive Vice President &
                                                   Chief Financial Officer

                         URSTADT BIDDLE PROPERTIES INC.
                                INDEX TO EXHIBITS

              EXHIBIT NO.                     DESCRIPTION

                  1.1           Underwriting Agreement between Urstadt
                                Biddle Properties Inc. and Deutsche Bank
                                Securities Inc., dated June 2, 2005

                  4.1           Articles Supplementary relating
                                to the 7.5% Series D Senior
                                Cumulative Preferred Stock
                                relating to the classification of
                                additional shares filed with the
                                State of Maryland on June 7, 2005

                  5.1           Opinion of Miles & Stockbridge P.C.

                  8.1           Opinion of Coudert Brothers LLP as to tax
                                matters

                 23.1           Consent of Miles & Stockbridge P.C.
                                (included in Exhibit 5.1)

                 23.2           Consent of Coudert Brothers LLP (included
                                in Exhibit 8.1)